UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
August 7, 2006
CABLEVISION SYSTEMS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	No. 1-14764	No. 11-3415180
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
CSC HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	No. 1-9046	No. 11-2776686
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1111 Stewart Avenue
Bethpage, New York	11714
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (516) 803-2300
N/A

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
     On August 8, 2006, the Registrants announced selected operating and financial measures for the three months ended June 30, 2006 and disclosed that they would not be releasing full financial information at this time in light of the matters discussed under Items 4.02 and 8.01.
     A copy of the press release containing the announcement is included as Exhibit 99.1 to this Current Report and is incorporated herein by reference.
Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review
     (a) On August 7, 2006, the Registrants’ management concluded that in light of the expected restatement discussed in Item 8.01, the Registrants’ previously issued financial statements for year 1997 and each subsequent fiscal year and for the interim periods included therein and for the quarter ended March 31, 2006 should no longer be relied upon. The Registrants’ Audit Committee has concurred in this conclusion. The matters disclosed in this Item 4.02(a) have been discussed with KPMG LLP, the Registrants’ independent registered public accounting firm.
Item 8.01 Other Events
     In light of published reports concerning the pricing of stock options and the timing of option grants at numerous companies, the Registrants undertook a voluntary review of past practices in connection with grants of stock options and stock appreciation rights (“SARs”). As a result of that review, which is ongoing, the Registrants have determined that the date and exercise price assigned to a number of its stock option and SAR grants during the 1997-2002 period did not correspond to the actual grant date and the closing price of Cablevision Systems Corporation’s common stock on that day.
     The Registrants expect to restate previously issued annual and interim financial statements to record adjustments relating to stock option and SAR matters. The Registrants have not fully determined the amount of such adjustments or the resulting tax and accounting impacts. Accordingly, management has concluded that the financial statements for all the periods beginning January 1, 1997 should not be relied upon.
     The Registrants will not be in a position to file their Quarterly Report on Form 10-Q for the quarter ended June 30, 2006 pending completion of the review. The Registrants today released selected operating and financial measures for the second quarter of 2006.
     The Registrants’ review is being conducted with outside legal counsel that had not previously been involved with the Registrants’ stock option plans. A special committee of independent directors has received periodic reports on this matter. The Registrants have contacted the Securities and Exchange Commission and the U.S. Attorney’s Office for the Eastern District of New York to advise them of these matters.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits

Exhibit No.	Description
99.1	Press Release dated August 8, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABLEVISION SYSTEMS CORPORATION (Registrant)
	By:	/s/ Michael P. Huseby
		Name:	Michael P. Huseby
Dated: August 8, 2006		Title:	Executive Vice President and Chief Financial Officer

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSC HOLDINGS, INC. (Registrant)
	By:	/s/ Michael P. Huseby
		Name:	Michael P. Huseby
Dated: August 8, 2006		Title:	Executive Vice President and Chief Financial Officer

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